Unsecured Debt	6 Months Ended
May. 31, 2015
Debt Disclosure [Abstract]
Unsecured Debt
Unsecured Debt

At May 31, 2015, our short-term borrowings consisted of commercial paper of $261 million and euro-denominated bank loans of $44 million with an aggregate weighted-average floating interest rate of 0.6%.

In February 2015, we entered into an export credit facility that will provide us with the ability to borrow up to an aggregate of $505 million. Proceeds from this facility will be used to pay for a portion of the purchase price of a Princess Cruises' ("Princess") ship, which is expected to be delivered in March 2017. If drawn, this borrowing will be due in semi-annual installments through March 2029.

In February 2015, we borrowed $472 million under a euro-denominated export credit facility, the proceeds of which were used to pay for a portion of P&O Cruises (UK)'s Britannia purchase price. The floating rate facility is due in semi-annual installments through February 2027.
In April 2015, Carnival Corporation, Carnival plc, and certain of Carnival Corporation and Carnival plc’s subsidiaries exercised their option to extend the termination date of their five-year multi-currency revolving credit facility from June 2019 to June 2020, which was approved by each bank.